[Transamerica Financial Life Insurance Company]

March 15, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account B

File Nos. 333-65151, 333-65131, 811-6298, CIK 0000874235

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 27, 2004, Vanguard Variable Insurance Fund filed its annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed Assistant General Counsel